UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2015

IMAGING3, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-50099	95-4451059
(Commission File Number)	(I.R.S. Employer Identification No.)

3022 North Hollywood Way, Burbank, California 92101
(Address of principal executive offices) (Zip Code)

(818) 260-0930

(Registrant's telephone number, including area code)

3200 W. Valhalla Dr., Burbank, California  91505

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 4.  MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01  Changes in Registrant's Certifying Accountant.

A letter from M&K CPAs, PLLC, the former accountant of Imaging3, Inc., a California corporation (the "Company"), addressed to the chief financial officer of the Company in response to the Company's original 8K filed on October 2, 2015 is attached as an exhibit to this Report.

SECTION 9.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(d) Exhibits

16.     Letter from M&K CPAs, PLLC, dated October 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IMAGING3, INC.

(Registrant)

Date:  October 8, 2015

/s/ Dane Medley, Chief Executive Officer

Dane Medley, Chief Executive Officer